UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)
November 3, 2006

THE COMMERCE GROUP, INC.
(Exact name of registrant as specified in its charter)

Massachusetts	001-13672	04-2599931
(State or other	(Commission File	(IRS Employer
jurisdiction	Number)	Identification
of incorporation)		No.)

211 Main Street, Webster, Massachusetts 01570
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (508) 943-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The Commerce Group, Inc.
Form 8-K
November 8, 2006

Section 5. Corporate Governance and Management

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On November 6, 2006, The Commerce Group, Inc. (the “Company”) issued a press release, Lawrence R. Pentis joins The Commerce Group, Inc. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

In this press release, the Company announced that on November 3, 2006 and effective January 3, 2007, Mr. Pentis, age 50, was appointed Executive Vice President and Chief Operating Officer of the Company’s two other-than-Massachusetts insurance subsidiaries, American Commerce Insurance Company and Commerce West Insurance Company.

Section 9. Financial Statements and Exhibits

  Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1	Press Release dated November 6, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COMMERCE GROUP, INC.
November 8, 2006
/s/ Randall V. Becker
Randall V. Becker
Senior Vice President and Chief Financial Officer